SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                       METROPOLITAN HEALTH NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)

         FLORIDA                                        65-0635745
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(State of incorporation or organization)               (I.R.S. employer
                                                        identification no.)

5100 TOWN CENTER CIRCLE, SUITE 560, BOCA RATON, FLORIDA          33486
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  (Address of principal executive offices)                     (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

        TITLE OF EACH CLASS                     NAME OF EACH EXCHANGE ON WHICH
        TO BE SO REGISTERED                     EACH CLASS IS TO BE REGISTERED
        -------------------                     ------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:


                          COMMON STOCK, PAR VALUE $.001
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                                (Title of Class)


                         COMMON STOCK PURCHASE WARRANTS
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                                (Title of Class)


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                                (Title of Class)

ITEM 1.        DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

               The information called for by this Item 1 is incorporated herein by reference from the Registrant's Registration Statement on Form SB-2 (File No. 333-5884-A) as filed with the Commission on October 29, 1996.

ITEM 2.        EXHIBITS.

      1.       (a)    Specimen of certificate evidencing Registrant's Common
                      Stock, par value $.001.  *

               (b)    Specimen of certificate evidencing Registrant's
                      Warrants. *

      2.       (a)    Articles of Incorporation of the Registrant. *

               (b)    By-Laws of the Registrant. *






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        *      Filed as an exhibit to the Registrant's Registration Statement on Form SB-2 (File No. 333-5884-A) filed with the Commission on October 29, 1996.

                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            METROPOLITAN HEALTH NETWORKS, INC.
                                                          (Registrant)

Date:   DECEMBER 20, 1996                   BY:  /s/ NOEL GUILLAMA
                                                ----------------------------
                                                    Noel Guillama